                                        PRESS RELEASE for immediate distribution

BEYOND COMMERCE, INC. ANNOUNCES EFFECTIVENESS

OF FORM S-1 RESALE REGISTRATION STATEMENT

Las Vegas, NV February 7, 2019 — Beyond Commerce, Inc. (OTCQB: BYOC) a planned global provider of B2B internet marketing analytics, technologies, and related services, is pleased to announce today that the Securities and Exchange Commission (“SEC”) declared effective Beyond Commerce’s Resale Registration Statement on Form S-1 424(b)(3) relating to the resale by a certain selling securityholder of common shares and warrants issued and issuable from the Company. Beyond Commerce registered these securities to satisfy commitments it made in connection to the selling securityholder. Beyond Commerce is now a reporting company under the Securities Exchange Act of 1934, as amended.

The Resale Registration Statement, while effective, allows the selling securityholder to publicly resell the securities covered by the registration statement, subject to the satisfaction by the selling securityholder of the prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with any such resale. Beyond Commerce will not receive any proceeds from any sales by the selling securityholder (although it could receive certain proceeds from the exercise of warrants covered by the registration statement), and Beyond Commerce is not aware of any plans by the selling securityholder to effect such a resale.

The Registration Statement can be accessed through the SEC’s website at https://www.sec.gov/Archives/edgar/data/1386049/000144586619000111/byoc_424b.htm A copy of the prospectus related to the offering may be obtained from Beyond Commerce’s OTCMKT website https://www.otcmarkets.com/stock/BYOC/news , or by calling (702) 675-8022.

“We are very pleased that our registration statement has been declared effective. We can now turn our energies and focus to monetizing our business plan, grow and strengthen the company for our shareholders,” said the company’s Chairman and Chief Executive Officer, George Pursglove.

The Company also stated that they intend to keep the market updated via the continued use of press updates as well as through the company’s social media channels.

Twitter: @incbyoc
Facebook: fb.me/incbyoc

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the company's securities, nor shall there be any sale of these securities in any state in which offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Beyond Commerce, Inc.

Las Vegas, Nevada-based Beyond Commerce, Inc. is focused on the planned acquisition of “big data” companies in the B2B internet marketing analytics, technologies and related services space. The

Beyond Commerce, Inc.

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                                        PRESS RELEASE for immediate distribution

Company’s plans to develop, acquire and deploy disruptive strategic software technology that will build on organic growth potential and to exploit cross-selling opportunities. Beyond Commerce plans to offer a cohesive global digital product and services platform to provide clients with a single point of contact for their big data, marketing and related sales initiatives.

Beyond Commerce Contact:

George Pursglove, CEO and Director

(702) 675-8022

george.pursglove@beyondcommerceinc.com

www.beyondcommerceinc.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are subject to the “safe harbor” created by those sections for such statements. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “design,” “estimate,” “except,” “forecast,”  “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negatives or other tense of such terms and other similar expressions intended to identify forward-looking statements and similar expressions. We use forward-looking statements relate to future events or future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels or activity, performance or achievements expressed or implied by these forward-looking statements.

Beyond Commerce, Inc.

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